Exhibit 99.2

Paper | Packaging | Solutions 2026 Second Quarter Results July 29, 2026

Paper | Packaging | Solutions Smurfit Westrock Q2 | 2026 Results | 2 Forward Looking Statements The presentation includes certain “forward-looking statements” (including within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) regarding, among other things, the plans, strategies, outcomes, outlooks and prospects, both business and financial, of Smurfit Westrock, the expected benefits of the completed combination of Smurfit Kappa Group plc (re-registered as Smurfit Kappa Group Limited) (“Smurfit Kappa”) and WestRock Company (“WestRock”) (the “Combination”) (including, but not limited to, synergies, as well as our scale, geographic reach and product portfolio), our medium-term plan, demand outlook, operating environment and the impact of announced closures and additional economic downtime and any other statements regarding Smurfit Westrock's future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events, outlook or performance. Statements that are not historical facts, including statements about the beliefs and expectations of the management of Smurfit Westrock, are forward-looking statements. Words such as “may”, “will”, “could”, “should”, “would”, “anticipate”, “intend”, “estimate”, “project”, “plan”, “believe”, “expect”, “target”, “prospects”, “potential”, “commit”, “forecasts”, “aims”, “considered”, “likely” and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the control of the Company. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from the current expectations of the Company depending upon a number of factors affecting its business, including risks associated with the integration and performance of the Company following the Combination. Important factors that could cause actual results to differ materially from plans, estimates or expectations include: our ability to deliver on our medium-term plan; changes in demand environment; our ability to deliver on our closure plan and associated efforts; our future cash payments associated with these initiatives; potential future cost savings associated with such initiatives; the amount of charges and the timing of such charges or actions described herein; potential future impairment charges; accuracy of assumptions associated with the charges; economic, competitive and market conditions generally, including macroeconomic uncertainty, customer inventory rebalancing, the impact of inflation and increases in energy, raw materials, shipping, labor and capital equipment costs; geo-economic fragmentation and protectionism such as tariffs, trade wars or similar governmental actions affecting the flows of goods, services or currency (including the implementation of tariffs by the U.S. federal government and reciprocal tariffs and other protectionist or retaliatory measures governments in Europe, Asia, and other countries have taken or may take in response); the impact of prolonged or recurring U.S. federal government shutdowns and any resulting volatility in the capital markets or interruptions in the Company’s access to capital; the impact of public health crises, such as pandemics and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets; reduced supply of raw materials, energy and transportation, including from supply chain disruptions and labor shortages; developments related to pricing cycles and volumes; intense competition; the ability of the Company to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake or other weather-event, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man- made events, including the ability to function remotely during long-term disruptions; the Company's ability to respond to changing customer preferences and to protect intellectual property; the amount and timing of the Company's capital expenditures; risks related to international sales and operations; failures in the Company's quality control measures and systems resulting in faulty or contaminated products; cybersecurity risks, including threats to the confidentiality, integrity and availability of data in the Company's systems; works stoppages and other labor disputes; the Company’s ability to establish and maintain effective internal controls over financial reporting in accordance with the Sarbanes Oxley Act of 2002, as amended, and remediate any weaknesses in controls and processes; the Company's ability to retain or hire key personnel; risks related to sustainability matters, including climate change and scarce resources, as well as the Company's ability to comply with changing environmental laws and regulations; the Company's ability to successfully implement strategic transformation initiatives; results and impacts of acquisitions by the Company; the Company's significant levels of indebtedness; the impact of the Combination on the Company's credit ratings; the potential impairment of assets and goodwill; the availability of sufficient cash to distribute dividends to the Company's shareholders in line with current expectations; the scope, costs, timing and impact of any restructuring of operations and corporate and tax structure; evolving legal, regulatory and tax regimes; changes in economic, financial, political and regulatory conditions in Ireland, the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent Irish, U.S. or other administrations; legal proceedings instituted against the Company; actions by third parties, including government agencies; the Company's ability to promptly and effectively integrate Smurfit Kappa's and WestRock's businesses; the Company's ability to achieve the synergies and value creation contemplated by the Combination; the Company's ability to meet expectations regarding the accounting and tax treatments of the Combination, including the risk that the Internal Revenue Service may assert that the Company should be treated as a U.S. corporation or be subject to certain unfavorable U.S. federal income tax rules under Section 7874 of the Internal Revenue Code of 1986, as amended, as a result of the Combination; other factors such as future market conditions, currency fluctuations, the behavior of other market participants, the actions of regulators and other factors such as changes in the political, social and regulatory framework in which the Company's group operates or in economic or technological trends or conditions, and other risk factors included in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K. The Company’s forward-looking statements speak only as of the date of this press release or as of the date they are made. Neither the Company nor any of its associates or directors, officers or advisers provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any such forward-looking statements will actually occur. You are cautioned not to place undue reliance on these forward-looking statements. Other than in accordance with its legal or regulatory obligations, the Company is under no obligation, and the Company expressly disclaims any intention or obligation, to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Paper | Packaging | Solutions Smurfit Westrock Q2 | 2026 Results | 3 Non-GAAP Financial Measures and Reconciliations Smurfit Westrock reports its financial results in accordance with accounting principles generally accepted in the United States ("GAAP"). However, management believes certain non-GAAP financial measures provide Smurfit Westrock’s Board of Directors, investors, potential investors, securities analysts and others with additional meaningful financial information that should be considered when assessing its ongoing performance. Smurfit Westrock management also uses these non-GAAP financial measures in making financial, operating and planning decisions, and in evaluating company performance. Non-GAAP financial measures are not intended to be considered in isolation of or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP and should be viewed in addition to, and not as an alternative for, the GAAP results. The non-GAAP financial measures we present may differ from similarly captioned measures presented by other companies. Smurfit Westrock uses the non-GAAP financial measures “Adjusted EBITDA” and “Adjusted EBITDA Margin”. We discuss below details of the non-GAAP financial measures presented by us and provide reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP. Definitions Smurfit Westrock uses the non-GAAP financial measures “Adjusted EBITDA” and “Adjusted EBITDA Margin” to evaluate its overall performance. The composition of Adjusted EBITDA is not addressed or prescribed by GAAP. Smurfit Westrock defines Adjusted EBITDA as net income before income tax expense, depreciation, depletion and amortization, interest expense, net, pension and other postretirement non-service income, net, share based compensation expense, other expense, net, impairment and restructuring costs, transaction and integration-related expenses associated with the Combination and other specific items that management believes are not indicative of the ongoing operating results of the business. Management believes Adjusted EBITDA and Adjusted EBITDA Margin measures provide Smurfit Westrock’s management, Board of Directors, investors, potential investors, securities analysts and others with useful information to evaluate Smurfit Westrock’s performance relative to other periods because it adjusts out non-recurring items that management believes are not indicative of the ongoing results of the business. Adjusted EBITDA Margin is calculated as Adjusted EBITDA divided by Net Sales. Smurfit Westrock uses the non-GAAP financial measure "Return on Capital Employed" ("ROCE"). Smurfit Westrock defines ROCE as the Company's segment adjusted EBITDA adjusted further for (i) unallocated corporate costs, (ii) depreciation, depletion and amortization expense, (iii) share-based compensation expense, and (iv) other expense (income), net, excluding finance costs or income included within (iv), divided by the Company's average capital employed, with capital employed for the applicable calendar year defined as the sum of the Company's (a) total equity, (b) current portion of debt and (c) non-current debt due after one year, less (d) cash and cash equivalents. The average capital employed is defined as the sum of the capital employed during the applicable calendar year and the capital employed during the calendar year preceding such year divided by two.

Paper | Packaging | Solutions Smurfit Westrock Q2 | 2026 Results | 4 Q2 Highlights Smurfit Westrock Net Sales $8,031 million • Continued progress against our Medium-Term Plan • Tightest industry supply conditions in recent years • Pricing momentum continues to build, supported by those improving market fundamentals • Continued progress in our corrugated operations in North America • Our focus remains unchanged: customer centric, grade agnostic with quality, service and innovation delivering long term value Adjusted EBITDA* $1,140 million Adjusted EBITDA Margin* 14.2% 4 *Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. See the Appendix for the reconciliation of these measures to the most comparable GAAP measures.

Paper | Packaging | Solutions Smurfit Westrock Q2 | 2026 Results | 5 Smurfit Westrock North America • Commercial momentum dramatically improved • Supportive pricing backdrop • Significant cost take-out programs in process • Mill system sold out • Corrugated system benefiting from pricing recovery and new business pipeline • Innovative approach increasingly valued • Substrate agnostic approach in Consumer is growing share and margin • Continued reduction in number of loss makers • Continued system optimization • Service and quality metrics consistently improving

Paper | Packaging | Solutions Smurfit Westrock Q2 | 2026 Results | 6 Smurfit Westrock EMEA & APAC • Track record of regional outperformance • Containerboard markets strengthening • Mill system running full • Corrugated pricing gaining momentum • Innovation event attended by over 200 customers • Continued productivity, supply chain and footprint optimization • Disciplined commercial execution and strong cost management Smurfit Westrock Q2 | 2026 Results | 6

Paper | Packaging | Solutions Smurfit Westrock Q2 | 2026 Results | 7 Smurfit Westrock LATAM • Regional leader with differentiated offering • Healthy demand across key markets • Pricing initiatives successfully offsetting inflationary pressures • Significant opportunities for growth, organic and inorganic

Paper | Packaging | Solutions Financials

Paper | Packaging | Solutions Smurfit Westrock Q2 | 2026 Results | 9 Q2 Highlights Regional Split *Adjusted EBITDA is our GAAP measure of segment profitability because it is used by our chief operating decision maker to make decisions regarding allocation of resources and to assess segment performance. ** Corrugated volumes are quoted on a days adjusted basis. 9 North America EMEA & APAC LATAM Net Sales (aggregate) $4.7 billion $2.8 billion $0.6 billion Adjusted EBITDA* $704 million $380 million $124 million Adjusted EBITDA Margin 14.8% 13.4% 22.2% Corrugated Volume Δ** (4.8%) 1.5% 1.0%

Smurfit Westrock Q2 | 2026 Results | 10

Our capital allocation framework

Returns focused, flexibility and agility built in

Capital Expenditure

- $2.4bn - $2.8bn annual capex spend[1] every year through 2030
- Improving ROCE*** by 700bps to ~15%

Dividend**

- ~$5bn of dividends
- Progressive** dividend policy

Share Buyback**

- Capacity from 2027 onwards
- Demonstrates confidence in our strategy

M&A

- Disciplined approach
- Accretive, bolt-on M&A

~$13bn of total capex*

~$10bn of capital return and inorganic investments*

Supported by balance sheet of significant strength and flexibility

[1] Average project capex of less than $4m, no project larger than $200m.
*These goals are aspirational or otherwise constitute forward-looking statements. Actual performance may differ, possibly materially, and no guarantees are made that these goals will be met. See slide 2 for important information regarding forward-looking statements.
**Subject to applicable board approvals and discretion of the board and will depend upon many factors, including our financial condition, results of operations, projections, liquidity, earnings, business strategy, legal requirements, covenant compliance, restrictions in our existing and any future debt agreements and other factors that our board of directors deems relevant.
***ROCE is a non-GAAP financial measure. We have not reconciled this forward-looking measure to the most comparable GAAP measure because it is not possible to do so without unreasonable efforts due to the uncertainty and potential variability of reconciling items, which are dependent on future events and often outside of management's control and which could be significant. Because such items cannot be reasonably predicted with the level of precision required, we are unable to provide a reconciliation.

Paper | Packaging | Solutions

Smurfit Westrock

Smurfit Westrock Q2 | 2026 Results | 11

Guidance

2026 Cash interest	~$0.7 billion
2026 Cash tax	~$0.5 billion
2026 Effective tax rate	~29%
2026 Depreciation and amortization	~$2.6 billion
2026 Q3 Adjusted EBITDA*	approx. $1.3 billion
2026 FY Adjusted EBITDA*	$4.9 billion – $5.1 billion
2026 Capital expenditure	$2.4 billion – $2.5 billion

Major cost increases FY 2026 v FY 2025

Freight	approx. $300 million
Energy	approx. $220 million

Major cost increases Q3 26 v Q3 25

Freight	approx. $80 million
Energy	approx. $70 million

*Adjusted EBITDA is a non-GAAP financial measure. We have not reconciled Adjusted EBITDA outlook to the most comparable GAAP outlook because it is not possible to do so without unreasonable efforts due to the uncertainty and potential variability of reconciling items, which are dependent on future events and often outside of management's control and which could be significant. Because such items cannot be reasonably predicted with the level of precision required, we are unable to provide an outlook for the comparable GAAP measure (net income).

Paper | Packaging | Solutions

Smurfit Westrock

Paper | Packaging | Solutions Conclusion

Paper | Packaging | Solutions Smurfit Westrock Q2 | 2026 Results | 13 Our winning formula Recruiting, retaining and motivating the right people Disciplined capital allocation and continued investment to maintain world-class assets Focus on innovation and quality Rewarding our shareholders A consistent and relentless focus on creating value for our customers Rewarding our people, including with aligned incentives Performance-led culture Customer centered Owner Operator model Decentralized Decision- Making Win as a Team 100% Accountable Framework & Governance

Paper | Packaging | Solutions Smurfit Westrock Q4 | 2025 Results | 14 Conclusion • Globally strong paper markets • Unrivalled converting footprint • Platform set for a stronger second half of 2026 and beyond • Building a stronger and better Smurfit Westrock Smurfit Westrock Q2 | 2026 Results | 14 Looking ahead, we are very encouraged by the current market back drop and the significant improvements we have made within our business - Tony Smurfit

Paper | Packaging | Solutions Smurfit Westrock Q2 | 2026 Results | 15 Appendices

Smurfit Westrock Q2 | 2026 Results | 16

Our Medium-Term Plan - delivering value for all stakeholders*

Profit growth in North America

Superior performance in EMEA and APAC

Higher Margins and growth prospects in LATAM

Significant Adjusted EBITDA and Margin Growth**

~$7bn	Adjusted EBITDA **2030**
~7%	Adjusted EBITDA CAGR **2026–2030**
~300bps	Margin expansion **2026–2030**

Significant Free Cash Flow** Generation

~$14bn	Cumulative Discretionary Free Cash Flow[2] **2026–2030**
~17%	Discretionary Free Cash Flow CAGR **2026–2030**

Increasing Capital Returns to Shareholders

~$5bn	Dividends[3] **2026–2030**
+	Capacity for share buybacks[3] **from 2027**

Upside in a stronger market growth and pricing environment[1]

[1] Source: Numera. Current plan assumes market growth of 1.6% in North America, 1.7% in Europe and 2.0% in Latin America over 2026 to 2030. The plan also assumes below mid-market paper pricing in Europe and no price increases in paper in North America over 2026 to 2030.
[2] Excludes growth capex of $4bn.
[3] Subject to applicable board approvals and discretion of the board and will depend upon many factors, including our financial condition, results of operations, projections, liquidity, earnings, business strategy, legal requirements, covenant compliance, restrictions in our existing and any future debt agreements and other factors that our board of directors deems relevant.
* These goals are aspirational or otherwise constitute forward-looking statements. Actual performance may differ, possibly materially, and no guarantees are made that these goals will be met. See slide 2 for important information regarding forward-looking statements.
** Adjusted EBITDA, Adjusted EBITDA CAGR, Adjusted EBITDA Margin, Cumulative Discretionary Free Cash Flow and Discretionary Free Cash Flow CAGR are non-GAAP financial measures. We have not reconciled these forward-looking measures to the most comparable GAAP measures because it is not possible to do so without unreasonable efforts due to the uncertainty and potential variability of reconciling items, which are dependent on future events and often outside of management's control and which could be significant. Because such items cannot be reasonably predicted with the level of precision required, we are unable to provide a reconciliation.

Paper | Packaging | Solutions

Smurfit Westrock

Paper | Packaging | Solutions Smurfit Westrock Second quarter Adjusted EBITDA* bridge Included within the ‘other’ column: • Freight -$90 million • Energy -$22 million • Downtime +$26 million • Raw materials +$71 million *Adjusted EBITDA is a non-GAAP financial measure. See the Appendix for the reconciliation of this measure to the most comparable GAAP measure. Smurfit Westrock Q2 | 2026 Results | 17 1,213 14 -60 -40 13 1,140 2025 Volume Selling Price Other FX 2026 800 900 1,000 1,100 1,200 1,300 1,400 $M

Paper | Packaging | Solutions Smurfit Westrock North America Second quarter Adjusted EBITDA regional bridge Included within the ‘other’ column: • Freight -$61 million • Downtime +$26 million $M

Smurfit Westrock Q2 | 2026 Results | 18 752 10 -46 -7 -5 704 2025 Volume Selling Price Other FX 2026 500 550 600 650 700 750 800 850 900 Smurfit Westrock Q2 | 2026 Results | 19 372 4 -18 12 10 380 2025 Volume Selling Price Other FX 2026 200 250 300 350 400 450 500 Paper | Packaging | Solutions Smurfit Westrock LATAM Second quarter Adjusted EBITDA regional bridge $M

Paper | Packaging | Solutions Smurfit Westrock EMEA & APAC Second quarter Adjusted EBITDA regional bridge Included within the ‘other’ column: • Raw material +$58 million • Freight -$24 million • Energy -$18 million $M Smurfit Westrock Q2 | 2026 Results | 20 123 - -1 -7 9 124 2025 Volume Selling Price Other FX 2026 50 70 90 110 130 150 170 19014.1% 15.8%

Paper | Packaging | Solutions Smurfit Westrock Q2 | 2026 Results | 21 Reconciliations to most comparable GAAP measure Set forth below is a reconciliation of the non-GAAP financial measures Adjusted EBITDA and Adjusted EBITDA Margin to Net Income (Loss) and Net Income (Loss) Margin, the most directly comparable GAAP measures, for the periods indicated (in millions, except margins). 1 Net Income (Loss) / Net Sales 2 Adjusted EBITDA / Net Sales Reconciliations to Most Comparable GAAP Measure Three months ended June 30, Six months ended June 30, 2026 2025 2026 2025 Net income (loss) $ 88 $ (26) $ 151 $ 356 Income tax expense 40 84 61 92 Depreciation, depletion and amortization 678 613 1,406 1,216 Impairment and restructuring costs 119 280 173 295 Transaction and integration-related expenses associated with the Combination 1 21 1 57 Interest expense, net 179 182 345 349 Pension and other postretirement non-service income, net (10) (7) (18) (16) Share-based compensation expense 27 36 55 79 Other expense, net 12 18 23 23 Other adjustments 6 12 19 14 Adjusted EBITDA $ 1,140 $ 1,213 $ 2,216 $ 2,465 Net Sales $ 8,031 $ 7,940 $ 15,743 $ 15,596 Net Income (Loss) Margin1 1.1% (0.3)% 1.0% 2.3 % Adjusted EBITDA Margin2 14.2% 15.3%

Smurfit Westrock Q4 | 2025 Results | 22 Paper | Packaging | Solutions Our values Loyalty. Integrity. Respect. Safety.